Exhibit 99.1
November 14, 2018

VIA EMAIL

TO:    Member Institutions in Illinois and Wisconsin

RE:    Results of 2018 Election of Federal Home Loan Bank of Chicago
Member and Independent Directors

The Federal Home Loan Bank of Chicago is pleased to announce the results of the 2018 election of Federal Home Loan Bank of Chicago member and independent directors for member institutions in Illinois and Wisconsin. The directors’ terms will begin on January 1, 2019.

MEMBER DIRECTORS

Illinois – Two Member Directors

Number of Members Eligible to Vote	466
Number of Members Casting Votes	260
Total Eligible Votes for Each Directorship	3,102,759

		Votes Received
Pirsein, David R. President and CEO Term Expires: December 31, 2022 (Four year term)	First National Bank of Pinckneyville Pinckneyville, Illinois	1,190,705
Steelman, Michael G. Chairman of the Board and CEO Term Expires: December 31, 2022 (Four year term)	Farmers and Merchants State Bank of Bushnell Bushnell, Illinois	1,371,494

EC 3645446

Wisconsin – One Member Director

Number of Members Eligible to Vote	253
Number of Members Casting Votes	169
Total Eligible Votes for Each Directorship	1,273,225

Votes Received
Taylor, Ty R. President & Chief Executive Officer Term Expires: December 31, 2022 (Four year term)	Waukesha State Bank Waukesha, Wisconsin	424,866

*        *        *        *

INDEPENDENT DIRECTOR

Number of Members Eligible to Vote	719
Number of Members Casting Votes	358
Total Eligible Votes for Each Directorship	4,375,984

PUBLIC INTEREST INDEPENDENT DIRECTOR

Votes Received
Ries, Leo J. Interim Executive Director Term Expires: December 31, 2022 (Four year term)	Martin Luther King Economic Development Corporation Milwaukee, Wisconsin	2,319,682

Enclosed for your information is a complete list of the voting results for the Seventh District. Thank you for participating in this year's election process. Your contribution ensures sound representation on our Board of Directors for the mutual benefit of the Bank and its member-stockholders.

Sincerely,

/s/ Laura Turnquest
Executive Vice President,
General Counsel &
Corporate Secretary
Enclosure

FEDERAL HOME LOAN BANK OF CHICAGO
RESULTS OF THE 2018 ELECTION OF MEMBER & INDEPENDENT DIRECTORS

ILLINOIS – MEMBER DIRECTOR RESULTS

NAME	VOTES	FHFA ID	INSTITUTION	CITY
Hemmer, Gary D.	713,158	12492	First National Bank of Waterloo	Waterloo
Pirsein, David R.*	1,190,705	14569	First National Bank of Pinckneyville	Pinckneyville
Steelman, Michael G.*	1,371,494	13394	Farmers and Merchants State Bank of Bushnell	Bushnell
Total Number of Votes Cast	3,275,357

WISCONSIN – MEMBER DIRECTOR RESULTS

NAME	VOTES	FHFA ID	INSTITUTION	CITY
Adamski, Paul C.	276,858	14789	The Pineries Bank	Stevens Point
Rokke, Bruce W.	174,765	3894	KeySavings Bank	Wisconsin Rapids
Taylor, Ty R.*	424,866	17663	Waukesha State Bank	Waukesha

Total Number of Votes Cast	876,489

INDEPENDENT DIRECTOR RESULTS

NAME	VOTES	COMPANY	CITY
Ries, Leo J.*	2,319,682	Martin Luther King Economic Development Corporation	Milwaukee, WI

*     Elected to serve on the Board of Directors of the Federal Home Loan Bank of Chicago.

FEDERAL HOME LOAN BANK OF CHICAGO
2018 INDEPENDENT DIRECTOR ELECTION
SUMMARY OF QUALIFICATIONS

PUBLIC INTEREST INDEPENDENT DIRECTOR

RIES, LEO J.

Interim Executive Director
Martin Luther King Economic Development Corporation

Leo J. Ries is currently serving as Interim Executive Director for the Martin Luther King Economic Development Corporation ("MLKEDC") which, since 1993 has been working to improve conditions in the Harambee community, a low-income neighborhood in the City of Milwaukee. Since it's founding, MLKEDC has developed, and currently owns and manages, a portfolio of affordable housing, plus retail and office space, with a total development cost of over $60 million.

Mr. Ries also serves as the manager of a revolving loan fund that is operated by the Wisconsin Preservation Fund ("WPF"). WPF is a Wisconsin based, nonprofit corporation, founded in 1989 for the purpose of promoting neighborhood revitalization, expanding the availability of affordable housing and preserving Wisconsin's architectural heritage through the preservation of historic buildings.

Previously, for 15 years, Leo was the Executive Director of the Milwaukee Office of Local Initiatives Support Corporation (LISC). LISC is a national nonprofit with offices in 30 cities and its mission is to transform distressed urban neighborhoods into healthy communities of choice and opportunity, by mobilizing corporate, government, and philanthropic resources on behalf of local neighborhoods. LISC provides loans, grants and equity investments, policy support, and the technical and management assistance that neighborhoods need to achieve their goals. Prior to his tenure at LISC, he was Director of the Housing and Neighborhood Development for the City of Milwaukee from 1992 to 1998. He served as the Director of the Community Block Grant Administration for the City of Milwaukee from 1990 to 1992.

Mr. Ries currently serves, in a voluntary capacity, on the Board of Directors for Near West Side Partners, Inc., Lead2Change, Inc., the Wisconsin Board of Directors for CommonBond Communities, Inc. and the Advisory Council for First-Ring Industrial Redevelopment Enterprise, Inc.

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